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EXHIBIT 23.

                               CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the following Registration Statements of our report dated August 1, 1996 with respect to the consolidated financial statements of Universal Corporation and subsidiaries included in this Annual Report (Form 10-K) for the year ended June 30, 1996.

               Registration Statement
                      Number                                 Description

                      33-21781                                 Form S-8
                      33-38652                                 Form S-8
                      33-55140                                 Form S-8
                      33-38148                                 Form S-8
                      33-56719                                 Form S-8
                      33-65079                                 Form S-3



                                                     /s/ ERNST & YOUNG LLP

Richmond, Virginia
September 17, 1996